ADVANCED SERIES TRUST

AST Large-Cap Growth Portfolio

Supplement dated December 8, 2023 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Large-Cap Growth Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio(s) available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust on behalf of the Portfolio recently approved amending the subadvisory agreement among PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) with T. Rowe Price Associates, Inc. (T. Rowe Price) to reflect a new subadvisory fee schedule for the Portfolio. In addition, the Manager has agreed to an additional contractual management fee waiver for the Portfolio. These changes, which are described further below, will be effective as of December 9, 2023.

To reflect the changes described above, the SAI is hereby revised as follows, effective December 9, 2023:

I.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations

Portfolio	Fee Waiver and/or Expense Limitation

AST Large-Cap Growth Portfolio	The Manager has contractually agreed to waive 0.0473% of its investment
(formerly, AST T. Rowe Price	management fee through June 30, 2024. The Manager has also
Large-Cap Growth Portfolio)	contractually agreed to waive an additional 0.0010% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.87% of the Portfolio's average daily net assets through June 30,
2024. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

II.The table in Part I of the SAI entitled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to T. Rowe Price for the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate*
AST Large-Cap Growth	T. Rowe Price	Portfolio average daily net assets up to $100 million:
Portfolio(formerly, AST		0.500% of average daily net assets to $50 million;
T. Rowe Price		0.400% of average daily net assets over $50 million.

151SAISUP1

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate*
Large-Cap Growth
Portfolio)
Portfolio average daily net assets over $100 million and up to
$200 million:
0.400% of average daily net assets on all assets up to $200
million.
Portfolio average daily net assets over $200 million and up to
$500 million:
0.330% of average daily net assets on all assets up to $500
million.
Portfolio average daily net assets over $500 million and up to $1 billion:
0.325% of average daily net assets on all assets up to $1 billion.
Portfolio average daily net assets over $1 billion and up to $2 billion:
0.300% of average daily net assets on all assets up to $1 billion;
0.290% of average daily net assets over $1 billion and up to $2 billion.
Portfolio average daily net assets exceed $2 billion:
0.290% of average daily net assets on all assets up to $3 billion;
0.275% of average daily net assets on all assets above $3 billion.

III.The section in Part I of the SAI entitled "Aggregation Notes to Subadviser Fee Rate Table" is hereby revised by replacing the information pertaining to T. Rowe Price with the information set forth below:

T. Rowe Price: For purposes of calculating the subadvisory fee payable to T. Rowe Price, the large cap value strategy assets managed by T. Rowe Price will be aggregated with the large cap value strategy assets managed by T. Rowe Price for all other Prudential entities managed or subadvised by T. Rowe Price.

For purposes of calculating the subadvisory fee payable to T. Rowe Price, assets of the AST T. Rowe Price Natural Resources Portfolio will be aggregated with assets of the PSF Natural Resources Portfolio for purposes of calculating the effective subadvisory fee rate.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.